UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2016

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida		32224
(Address of principal executive offices)		(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 20, 2016, Landstar System, Inc. issued a press release announcing results for the first quarter of fiscal 2016. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 concerning the presentation to Landstar investors is hereby incorporated into this Item 2.02 by reference.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure

A slide presentation, dated April 20, 2016, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The slide presentation provides information that may be referred to by the Company on its conference call with investors scheduled to occur on April 21, 2016 in connection with the Company’s release of results for the first quarter of fiscal 2016.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	News Release dated April 20, 2016 of Landstar System, Inc.

99.2	Slide Presentation dated April 20, 2016 of Landstar System, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: April 20, 2016	By:	/s/ L. Kevin Stout
	Name:	L. Kevin Stout
	Title:	Vice President and Chief Financial Officer